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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                      February 14, 2003 (February 13, 2003)
                      -------------------------------------



                             RURBAN FINANCIAL CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



             OHIO                        0-13507               34-1395608
 ----------------------------       ----------------       -------------------
 (State or other jurisdiction       (Commission File          (IRS Employer
       of incorporation)                 Number)           Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419) 783-8950
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)





                         Index to Exhibits is on Page 4.


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE.

              See the Press Release issued by the Company on February 13, 2003 included with this filing as Exhibit 99.

ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER                      DESCRIPTION
                    --------------                      -----------
                        99(a)             Press Release issued February 13, 2003

ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       REGULATION FD DISCLOSURE.

              Not Applicable.



                                       2

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             RURBAN FINANCIAL CORP.



Date:  February 13, 2003                     By: /s/ Richard C. Warrener
                                                ------------------------------
                                                Richard C. Warrener, Executive
                                                Vice President and Chief
                                                Financial Officer




                                       3
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                                INDEX TO EXHIBITS


EXHIBIT NUMBER                      DESCRIPTION                        PAGE NO.
--------------                      -----------                        --------
     99(a)           Press Release Issued February 13, 2003               *



  -------
  *Filed herewith



                                       4